UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                              SCHEDULE 13D


               Under the Securities Exchange Act of 1934
                            (Amendment No. 4)*

                           Starrett Corporation

                              (Name of Issuer)

                  Common Stock, par value $1.00 share

                     (Title of Class of Securities)
                                855 677 100

                              (CUSIP Number)

                               Edwin V. Petz
                                Suite 4200
                      1271 Avenue of the Americas
                          New York, NY  10020
                            (212) 708-0844

               (Name, Address and Telephone Number of Person
             Authorized to Receive Notices and Communications)

                           February 23, 1995
          (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule
13G to report the acquisition which is the subject of this
Schedule 13D, and is filing this schedule because of Rule 13d-
1(b)(3) or (4), check the following box

Check the following box if a fee is being paid with the statement. (A fee is not required only if the reporting person:
(1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).




















































SCHEDULE 13D


CUSIP No.  855 677 100        Page    3 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     PAUL MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     PF

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     United States

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     303,000

8    SHARED VOTING POWER
     1,640,040

9    SOLE DISPOSITIVE POWER
     303,000

10   SHARED DISPOSITIVE POWER
     1,640,040

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     941,820

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*   X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     15.0

14   TYPE OF REPORTING PERSON*
     IN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

SCHEDULE 13D


CUSIP No.  855 677 100        Page     4 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     PIM HOLDING

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     00

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     388,177

8    SHARED VOTING POWER
     1,209,441

9    SOLE DISPOSITIVE POWER
     383,177

10   SHARED DISPOSITIVE POWER
     1,209,441

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     638,820

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     10.2%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION


SCHEDULE 13D


CUSIP No.  855 677 100        Page     5 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     SEYMOUR MILSTEIN

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     United States

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER


8    SHARED VOTING POWER
     1,335,051

9    SOLE DISPOSITIVE POWER

10   SHARED DISPOSITIVE POWER
     1,335,051

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     333,830

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     5.3%

14   TYPE OF REPORTING PERSON*
     IN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION


SCHEDULE 13D


CUSIP No.  855 677 100        Page     6 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     SVM HOLDING CO.

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     83,187

8    SHARED VOTING POWER
     1,209,441

9    SOLE DISPOSITIVE POWER
     83,187

10   SHARED DISPOSITIVE POWER
     1,209,441

11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     333,830

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*     X
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     5.3%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

SCHEDULE 13D


CUSIP No.  855 677 100        Page     7 of  9 Pages

1    NAME OF REPORTING PERSON
     S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON
     BUILTLAND PARTNERS

2    CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
     (a) X
     (b)

3    SEC USE ONLY

4    SOURCE OF FUNDS*
     N/A

5    CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED
     PURSUANT TO ITEMS 2(d) or 2(e)

6    CITIZENSHIP OR PLACE OF ORGANIZATION
     New York

     NUMBER OF SHARES BENEFICIALLY OWNED BY?
     EACH REPORTING PERSON WITH

7    SOLE VOTING POWER
     1,100,000

8    SHARED VOTING POWER


9    SOLE DISPOSITIVE POWER
     1,100,000

10   SHARED DISPOSITIVE POWER


11   AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
     1,100,000

12   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
     CERTAIN SHARES*
     See Item 5

13   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
     17.6%

14   TYPE OF REPORTING PERSON*
     PN

*SEE INSTRUCTIONS BEFORE FILLING OUT!
INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
(INCLUDING EXHIBITS) OF THE SCHEDULE AND THE SIGNATURE
ATTESTATION

     This Amendment to Schedule 13D is being filed on behalf of Paul Milstein, PIM Holding Co., a New York general partnership
(PIM), Seymour Milstein, SVM Holding Co., a New York general partnership (SVM), and Builtland Partners, a New York general partnership (Builtland) (collectively, the Reporting Persons), and amends Schedule 13D dated December 27, 1988, as heretofore amended, relating to shares of Common Stock, $1.00 par value (Common Stock), of Starrett Housing Corporation, a New York corporation (the Company), 909 Third Avenue, New York, New York 10022, as set forth below.

Item 3.   Sources and Amount of Funds or Other Consideration.

          Item 3 is hereby amended to add the following:

          The shares acquired by PIM since January 1, 1995 as set forth in paragraph (b) under Item 5 below were purchased in the ordinary course of business through margin accounts with Ernst &
Co.; those so acquired by Paul Milstein were purchased in brokerage transactions with personal funds.

Item 5.  Interest in Securities of the Issuer.

     (a) The first sentence of Item 5(a) is hereby amended in its entirety and replaced with the following:

     As of March 1, 1995 the Reporting Persons, Bradley
Associates and Milstein Family Foundation, Inc., respectively, own directly and beneficially shares of the Company's Common
Stock as follows:

     Paul Milstein       303,000   ( 4.7%)
     PIM                 383,177   ( 6.2%)
     Seymour Milstein    0         (   0%)
     SVM                 83,187    ( 1.3%)
     Builtland           1,100,000 (17.6%)
     Bradly              109,441   ( 1.7%)
     the Foundation       42,432   ( 0.7%)
                       2,026,237   (32.4%)*

     *    Percentages do not add because of rounding.

Direct and indirect beneficial ownership of Common Stock is attributable 941,820 shares (15.0%) to Paul Milstein (including
PIM) and 333,830 shares (5.3%) to Seymour Milstein (including
SVM)."

     (b)  Item 5(c) is hereby amended as follows:

     During the 60 days prior to the date of this Amendment to
Schedule 13D, Paul Milstein and PIM have purchased shares of Common Stock in brokerage transactions on the American Stock
Exchange as follows:

                                        No. of
                    Date                Shares         Price
     PIM            January 5, 1995      5,000         $7.00
     Paul Milstein  February 23, 1995   158,000        $6.75






SIGNATURE

          After reasonable inquiry and to the best of their knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

March 3, 1995
                              /s/ Paul Milstein
                              Paul Milstein
                              PIM HOLDING CO.


                              By: /s/ Paul Milstein
                              Paul Milstein, Trustee,
                              General Partner


                              /s/ Seymour Milstein
                              Seymour Milstein
                              SVM HOLDING CO.


                              By: /s/ Seymour Milstein
                              Seymour Milstein, Trustee,
                              General Partner


                              BUILTLAND PARTNERS


                              By: /s/ Paul Milstein
                              General Partner